UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 21, 2018

Kaopu Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-194583	46-5011565
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No.100-11, Sec. 1, Zhongqing Rd.,
North Dist., Taichung City 404,
Taiwan, Republic of China
(Address of principal executive offices, including zip code)

+ 852 58059452
(Registrant’s telephone number, including area code)

Longbau Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2018, the Kaopu Group, Inc. (the “Company”) amended its Certificate of Incorporation to change the Company’s name from “Longbau Group, Inc.” to “Kaopu Group, Inc.”

The text of the amendment to the Certificate of Incorporation is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 21, 2018 the Company amended its Certificate of Incorporation to change the Company’s name from “Longbau Group, Inc.” to “Kaopu Group, Inc.”

The amendment to the Certificate of Incorporation was approved by the Board of Directors on November 30, 2018. On December18, 2018, 74.09% of the stockholders had approved the amendment by written consent.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2018	Kaopu Group, Inc
(Registrant)

	By:	/s/ Tsai Ko
Tsai Ko, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Incorporation Amendment